 Exhibit 99.2

Denver, CO NASDAQ : AUID © 2024 authID Inc. All Rights Reserved. FY 2023 Results Conference Call March 20, 2024 Know Who Is Behind The Device

• This Presentation and information provided at a webcast or meeting at which it is presented (the “Presentation") has been prepared on the basis of information furnished by the management of authID Inc . (“authID” or the “Company”) and has not been independently verified by any third party . • This Presentation is provided for information purposes only . This Presentation is not an offer to sell nor a solicitation of an offer to buy any securities . • While the Company is not aware of any inaccuracies, no warranty or representation is made by the Company or its employees and representatives as to the completeness or accuracy of the information contained herein . This Presentation also contains estimates and other statistical data made by independent parties and us relating to market size and other data about our industry . This data involves a number of assumptions and limitations, and you should not give undue weight to such data and estimates . • Information contained in this Presentation or presented during this meeting includes “forward - looking statements . ” All statements other than statements of historical facts included herein, including, without limitation, those regarding the future results of operations, growth and sales, booked Annual Recurring Revenue (bARR), Annual Recurring Revenue (ARR), cash flow, cash position and financial position, business strategy, plans and objectives of management for future operations of both authID Inc . and its business partners, are forward - looking statements . Such forward - looking statements are based on a number of assumptions regarding authID’s present and future business strategies, and the environment in which authID expects to operate in the future, which assumptions may or may not be fulfilled in practice . Actual results may vary materially from the results anticipated by these forward - looking statements as a result of a variety of risk factors, including the Company’s ability to attract and retain customers ; successful implementation of the services to be provided under new customer contracts ; the Company’s ability to compete effectively ; changes in laws, regulations and practices ; changes in domestic and international economic and political conditions, the as yet uncertain impact of the wars in Ukraine and the Middle East, inflationary pressures, increases in interest rates, and others . See the Company’s Annual Report on Form 10 - K for the Fiscal Year ended December 31 , 2023 , filed at www . sec . gov and other documents filed with the SEC for other risk factors which investors should consider . These forward - looking statements speak only as to the date of this presentation and cannot be relied upon as a guide to future performance . authID expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward - looking statements contained in this presentation to reflect any changes in its expectations with regard thereto or any change in events, conditions, or circumstances on which any statement is based . • This Presentation contains references to the Company’s and other entities’ trademarks . Such trademarks are the property of their respective owner . The Company does not intend its use or the display of other companies’ trade names or trademarks to imply a relationship with or endorsement of the Company by any other entity . • By reading this Presentation or attending a webcast or meeting at which it is presented you accept and agree to these terms, disclaimers and limitations . - 2 - © 2024 authID Inc. All Rights Reserved. Disclaimer & Forward Looking Statements

2023 Financial Results Key GAAP Measures 202 2 - 2023 2022 2023 2022 2023 2022 2023 2022 2023 Per Share Operations Net Loss Continuing One - Time Charges Non - Cash & Severance Loss from Continuing Operations Operating Expenses Revenue 2023 - Legacy 2022 - Legacy $7.72 $12.28M $23.68M $22.80M 2023 - Verified 2022 - Verified $10.91M $19.62M $0.53M $3.19 $10.94M $0.19M $0.19M $0.16M 2023 2022 2023 2022 2023 2022 2023 2022 2023 2022 - 3 - © 2024 authID Inc. All Rights Reserved.

2023 Financial Results Non - GAAP Measures* 2022 2023 2022 2023 2022 2023 ARR Annual Recurring Revenue bARR Booked Annual Recurring Revenue Adjusted EBITDA Loss $0.20M $0.18M 2022 2023 $2.94M $0.23M 2022 2023 $11.40M $8.71M 2022 2023 - 4 - © 2024 authID Inc. All Rights Reserved. *See Press Release dated March 20, 2024 for important information about Non - GAAP Measures

• RPO represents deferred revenue and non - cancelable contracted revenue over the life of the contract that has not yet been recognized. • Contracts are typically signed with a minimum 3 - year term. Based on contractual commitments and expected usage patterns, we expect to recognize ~1/3 of the RPO over the next 12 months 2023 Financial Results Remaining Performance Obligation Period Ending - 5 - © 2024 authID Inc. All Rights Reserved. Change Q3 2023 Q4 2023 +$0.03M $0.10M $0.13M Deferred Revenue +$2.13M $1.77M $3.90M Additional non - cancelable contracted revenue +2.16M $1.87M $4.03M Total Remaining Performance Obligation (RPO)

Revenue Growth Stages Progressing through our growth stages will build a sustainable, recurring revenue stream Stage Bookings Financial Commitments Revenue Retention and Expansion Secure new customer contracts with booked Annual Recurring Revenue Establish contractual commitments from customers • Implement new customers and recognize revenue • Ramp usage and exceed minimum commitments Retain customer contracts and expand relationships with upsells and cross - sells How We’ll Measure Booked Annual Recurring Revenue (bARR)* Remaining Performance Obligation (RPO) Reven ue ARR* Retention Rate Net Revenue Retention 2023 Progress $2.94M $4.03M 2024 Focus 2025 Focus *Non - GAAP Measure. See Press Release dated March 20, 2024 for important information about Non - GAAP Measures - 6 - © 2024 authID Inc. All Rights Reserved.

© 2024 authID Inc. All Rights Reserved. CEO and CTO Remarks Denver, CO NASD - A 7 Q - : AUID Know Who Is Behind The Device

© 2024 authID Inc. All Rights Reserved. 2023 $3M bARR +1,200% YoY 300% Increase Q3>Q2 2023 - Business Reboot, Proving Product Market Fit - 8 - Q2 > FY 2022 $0.2M New CFO 3rd Straight Record - Breaking bARR Quarter BARR* New CEO & Board May Fundraise ISO Renewal Nov Fundraise Identity Platform: 8 Major Releases Q1 Q2 Q3 Q4 $1.0M $0.0M $1.7M New Identity Domain Talent authID University *Non - GAAP Measure. See Press Release dated March 20, 2024 for important information about Non - GAAP Measures

2023 – Driving Record Results in Six Months Record Net New Bookings Growth Booked ARR (bARR) $3M +1,200% YoY Growing Customer Size & Record Big Deal Volume New Customers $100K+ bARR +6 0 in 2022 New Customers $500K+ bARR +2 0 in 2022 Customer Contractual Commitments Remaining Performance Obligation (RPO) $4M +4,800% YoY - 9 - © 2024 authID Inc. All Rights Reserved.

Market Drivers: Fraud & Account Takeover Continue To Rise

Legacy Security Methods Do Not "Know Who Is Behind The Device"

Top Fraud Types

- Deep Fakes
- Counterfeit IDs
- Phishing/Smishing
- SIM Swap
- Credential Stuffing

Gen AI Increases Fraud Population & Skillset

Anyone can commit fraud

Fraud Models: Ransomware | Account Takeover | Data Exfiltration

CTO Knowledge Gap

CTOs/CIOs/CISOs lack the expertise to understand deepfake attacks and how to combat Adversarial Gen AI

Ransomware - Top Fraud Profit Model

- Perpetrated via phishing and privileged account compromise
- Key Targets: Gaming, hospitality, healthcare & higher ed

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© 2024 authID Inc. All Rights Reserved.

authID

Rise of Deepfakes and Adversarial AI Escalate Fraud AI accelerates fake IDs and deepfakes that pass manual compliance checks 1265% Phishing Emails 1 1 SlashNext State of Phishing Report 2023 2 Abnormal Security 3 SumSub 2023 Identity Fraud Report 4 IBM 2023 Data Breach Report 5 Gartner 2023 Survey of Executives 6 Hawk AI & PYMNTS 967% Credential Phishing Attacks 1 Know Who’s Behind the Device authID verifies users and blocks deepfakes on Day Zero, and everyday thereafter 89% Fraudulent Business Emails 2 1740% Surge Deepfakes in North America 3 Generative AI - 2nd Highest Risk, Gartner 5 204 days to detect a breach 4 43% of FI’s See 2023 fraud rise 6 - 11 - © 2024 authID Inc. All Rights Reserved. �� �� ��

Our Layered Defenses Stop Deepfakes & Protect Biometric Authentication Integrity Deepfakes • Face Swapping • Face Synthesis • Face Manipulation - 12 - © 2024 authID Inc. All Rights Reserved.

Our Layered Defenses Stop Deepfakes & Protect Biometric Authentication Integrity • 99.99% Match Accuracy • >99% Deepfake Detection Rate • 700ms Processing Speed Client Side Backend - 12 - © 2024 authID Inc. All Rights Reserved.

The Fastest, Most Accurate Identity Life Cycle Platform



authID
Know Who's Behind the Device™
Automated Identity Verification
FIDO2 Passwordless MFA
Biometric Authentication
CONSUMER
WORKFORCE
700MS Processing Time, Fastest in the Market

Prevent Fraud	• Onboard Good Customers • Detect and Stop Deepfakes; Block Fraudsters
Secure Remote Workforce	• Self-Service Onboarding • Passwordless Login, Shared Device Solutions • Zero Trust Authentication & Password Recovery
Stop Account Take Over	• Always Know Who's Behind the Device • 360º Account Protection: Login, Transactions & Account Recovery
Eliminate Risk for High Value Transactions and Activities	• Secure Wire Transfers / High Value Payments • IT Security: Database Access, Admin Roles, Application Access, etc.
Deliver High Conversion Rates	• Fast, Accurate, & Easy-to-Use User Experience



CSO 50 AWARDS
FINTECH
iBeta
LEVEL 2
ISO 30107-3
COMPLIANT
ISO 27001

authID

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© 2024 authID Inc. All Rights Reserved.

2024 - Positioned for Strong Growth $9M Sales Pipeline Target per Quarter $9M bARR Target Market - Leading Technology Revenue Growth - 14 - © 2024 authID Inc. All Rights Reserved.

Denver, CO NASDAQ : AUID © 2024 authID Inc. All Rights Reserved. Q&A Know Who Is Behind The Device